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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2009

                                   PPOL, INC.
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             (Exact name of registrant as specified in its charter)

       California                  000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

          3070 Bristol Street, Suite 440, Costa Mesa, California 92626
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS.

As reported in PPOL, Inc.'s (the "Company") Form 8-K filed with the Commission on April 27, 2009, Richard Izumi resigned as the chief financial officer and secretary, and as a member of the board of directors, of the Company. Via e-mail correspondence dated April 27, 2009, Richard Izumi disagreed with statements made by the Company in its April 27, 2009, Form 8-K filing. A copy of Mr. Izumi's e-mail correspondence in the foregoing regard is attached as an exhibit to this Form 8-K/A.



ITEM 9.01 EXHIBITS.

Exhibit 17.1 - Richard Izumi e-mail dated April 27, 2009


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2009

                                       PPOL, INC.

                                       By: /s/ Masao Yamamoto
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                                           Masao Yamamoto,
                                           Chief Financial Officer and Secretary